UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 of the
Securities Exchange Act of 1934

July 25, 2003

Date of Report
(Date of earliest event reported)

T. Rowe Price Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-32191	52-2264646
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 East Pratt Street, Baltimore, Maryland 21202
(Address including Zip Code of Principal Executive Offices)

Registrant’s telephone number, including area code: (410)-345-2000

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits. The following exhibit is furnished herewith.

99	Press Release issued July 25, 2003

Item 9.	Regulation FD Disclosure – Information furnished under Item 12:
Results of Operations and Financial Condition

     On July 25, 2003, T. Rowe Price Group, Inc. issued a press release reporting its financial results for the three- and six-month periods ended June 30, 2003. The press release is attached hereto as Exhibit 99.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on July 25, 2003.

T. Rowe Price Group, Inc.

By: /s/ Cristina Wasiak
Vice President and Chief Financial Officer